Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

[X]  Filed by the registrant
[ ]  Filed by a party other than the registrant


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           BIG SKY BANCORP, INC.
             (Name of Registrant as Specified in Its Charter)

                           BIG SKY BANCORP, INC.
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A

(2)  Aggregate number of securities to which transactions applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

(4)  Proposed maximum aggregate value of transaction:
                              N/A

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A

(2)  Form, schedule or registration statement no.:
                             N/A

(3)  Filing party:
                             N/A

(4)  Date filed:
                             N/A

June 21, 1996





Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Big Sky Bancorp, Inc. to be held at 3600 Brooks Street, Missoula, Montana on July 23, 1996 at 10:00 a.m., Mountain Time.

   The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative from the Company's independent accounting firm, Deloitte & Touche LLP, will be present to respond to appropriate questions of stockholders.

   It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

   We look forward to seeing you at the meeting.

                                Sincerely,

                                /s/ Michael E. McKee
                                ---------------------
                                MICHAEL E. McKEE
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           BIG SKY BANCORP, INC.
                          711 South First Street
                          Hamilton, Montana 59840
                              (406) 363-4400


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On July 23, 1996


         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Big Sky Bancorp, Inc. ("Company") will be held at 3600 Brooks Street, Missoula, Montana on July 23, 1996 at 10:00 a.m., Mountain Time, for the following purposes:

         1. To elect two directors to serve until the 1999 Annual Meeting of Stockholders;

         2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending March 31, 1997; and

         3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 31, 1996 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Ernest M. Kwiatkowski
                                  -------------------------
                                  ERNEST M. KWIATKOWSKI
                                  CORPORATE SECRETARY

Hamilton, Montana
June 21, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              PROXY STATEMENT
                                    OF
                           BIG SKY BANCORP, INC.
                          711 SOUTH FIRST STREET
                          HAMILTON, MONTANA 59840
                              (406) 363-4400

                      ANNUAL MEETING OF STOCKHOLDERS
                               July 23, 1996


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Big Sky Bancorp, Inc. ("Company"), the holding company for First Federal Savings and Loan Association of Montana ("First Federal" or "Association"), to be used at the Annual Meeting of Stockholders of the Company ("Meeting"), which will be held at 3600 Brooks Street, Missoula, Montana, on July 23, 1996 at 10:00 a.m., Mountain Time.
This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 21, 1996.

                       VOTING AND PROXY PROCEDURE

         Stockholders of record as of the close of business on May 31, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of May 31, 1996, the Company had 307,744 shares of
Common Stock issued and outstanding.    The presence, in person or by proxy,
of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

         The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the ratification of the appointment of Deloitte & Touche LLP as auditors for the Company. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

         If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the votes cast by stockholders at the Annual Meeting. Thus, with respect to the ratification of the appointment of Deloitte & Touche LLP, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.


      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth as of May 31, 1996 certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management of the Company does not know of any person or entity other than those listed below who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of May 31, 1996. The table also sets forth information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company and by all executive officers and directors of the Company as a group.

                                                      Percent of
                             Amount and Nature of     Common Stock
Name                         Beneficial Ownership(a)  Outstanding
- --------------------         --------------------    ---------------
Beneficial Owner of More Than 5%

Collette E. Maxwell             24,588                 (b) 8.0%
358 Skyline Drive
Hamilton, Montana 59840

Arthur W. Capko                 20,050                 (c) 6.5
5743 Rosebrook Drive
Riverbank, California  95367

Leah C. Capko                   19,550                 (c) 6.4
5743 Rosebrook Drive
Riverbank, California 95367

Michael E. McKee                18,268                 (d) 5.9
133 Creekside Drive
Hamilton, Montana  59840

Jeanette S. McKee               15,750                 (e) 5.1
133 Creekside Drive
Hamilton, Montana  59840

Eduardo R. Redlhammer           16,101                 (f) 5.2
90 Brookside Way
Missoula, Montana 59802
and
Keith E. Duvall
Janet E. Duvall
P.O. Box 472
Niwot, Colorado 80544

                             (table continued)

                                                      Percent of
                             Amount and Nature of     Common Stock
Name                         Beneficial Ownership(a)  Outstanding
- --------------------         --------------------    ---------------
Directors and Executive Officers

Collette E. Maxwell             24,588                     8.0
Michael E. McKee                18,268                     5.9
Thomas H. Boone                 13,173                     4.3
Douglas N. Klein                13,313                     4.3
Kurt F. Ingold                  11,493                     3.7
Robert K. Ford                   6,173                     2.0

All executive officers
and directors as a
group (7 persons)               95,028                    28.7


(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of May 31, 1996, through the exercise of stock options granted pursuant to the Company's Stock Option Plan:
         Collette E. Maxwell, 7,038; Michael E. McKee, 8,993; Thomas H. Boone, 1,173; Kurt F. Ingold, 1,173; Robert K. Ford, 1,173; all executive officers and directors as a group, 23,070.
(b) Mrs. Maxwell is Executive Vice President and a Director of the Company. This information is based on a Schedule 13D dated August 8, 1995. Includes 7,038 shares of Common Stock subject to outstanding options exercisable within
         60 days from May 31, 1996 under the Company's Stock Option Plan.
(c) Arthur W. Capko and Leah C. Capko have joint ownership of 19,550 shares of the Company's Common Stock.
(d) Does not include 16,075 shares held by Mr. McKee's wife and adult children as to which he disclaims beneficial ownership. Includes 2,850 shares of Common Stock jointly held with spouse, Jeanette S. McKee, and 8,993 shares of Common Stock subject to outstanding options exercisable within 60 days from May 31, 1996 under the Company's Stock Option Plan.
(e) Includes 2,850 shares of Common Stock jointly held with spouse, Michael E. McKee.
(f) Mr. Redlhammer has sole voting and dispositive power with respect to 14,101 shares. Mr. and Mrs. Duvall have shared voting and dispositive power with respect to 2,000 shares. This information is based on a Schedule 13D dated October 6, 1995.

                      PROPOSAL I -- ELECTION OF DIRECTORS

    The Company's Board of Directors consists of six members. The directors are divided into three classes as nearly equal in number as possible. The term of office of only one class of directors will expire in each year, and their successors will be elected for terms of three years and until their successors are elected and qualified.

    At the Meeting, two directors will be elected for three-year terms. Unless otherwise specified in the proxy, it is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

    The following table sets forth certain information as to each nominee and director continuing in office.

                                               Year First
                           Principal           Elected or            Year Term
  Name            Age(a)  Occupation(b)       Appointed Director(c)   Expires
- ----------------  ------  -------------       ---------------------   --------
                              BOARD NOMINEES

Douglas N. Klein    57    Owner of Collection Bureau          1984     1999(d)
                          Services, a collection and
                          consumer credit reporting agency.

Kurt F. Ingold      52    Chairman of the Board of Directors  1984     1999(d)
                          of the Association and of the
                          Company and President of Ingold
                          & Company, P.C., a certified public
                          accounting and financial consulting
                          firm in Missoula, Montana.

                                               Year First
                           Principal           Elected or            Year Term
  Name            Age(a)  Occupation(b)       Appointed Director(c)   Expires
- ----------------  ------  -------------       ---------------------   --------
                         DIRECTORS CONTINUING IN OFFICE

Robert K. Ford      67    Retired executive of Champion       1985     1997
                          International Corporation, a
                          forest products company.

Collette E. Maxwell 47    Executive Vice President of the     1991     1997
                          Association since 1986 and of the
                          Company since 1994.

Michael E. McKee    51    President and Chief Executive       1983     1998
                          Officer of the Association
                          since 1982 and of the Company
                          since 1994.

Thomas H. Boone     55    Partner in the law firm             1984     1998
                          of Boone, Karlberg & Haddon.


(a)  At May 1, 1996.
(b) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.
(c)  Includes prior service on the Board of Directors of the Association.
(d)  Assuming the individual is re-elected at the Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and First Federal conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 1996, the Board of Directors of the Company held 14 meetings and the Board of Directors of First Federal held 12 meetings. No director of the Company or First Federal attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     The following describes the duties and responsibilities of certain committees of the Boards of Directors, current membership of these committees and number of committee meetings held during the fiscal year ended March 31, 1996.

     The Company's Executive Committee, consisting of Directors Ingold, McKee, Boone and Klein, acts on behalf of the Board of Directors between regular Board meetings. All actions taken by the Executive Committee are ratified by the Board of Directors. The Executive Committee did not meet during the fiscal year ended March 31, 1996.

      The Audit Committee, consisting of Directors Ford, Ingold, Boone and Klein, reviews the Company and its subsidiary's compliance with approved policies and internal control procedures and monitors reports submitted to the regulatory authorities. The Audit Committee reviews the examination of the Company and its subsidiary by federal and state regulatory authorities and the audit by the independent auditors. The Audit Committee meets on an as-needed basis and met two times during the fiscal year ended March 31, 1996.

     The full Board of Directors acts as Nominating Committee for the nomination of members of the Board of Directors of the Company. The Board of Directors held one meeting in its capacity as the Nominating Committee on May 22, 1996, in order to nominate the individuals for election at the Meeting.
A subcommittee of the Board of Directors met one time during the fiscal year ended March 31, 1996 to consider prospective candidates for future consideration as directors.

     The Company also maintains a standing Stock Option Committee, which is responsible for administration of the Company's 1992 Stock Option and Incentive Plan.

     The Association's Compensation Committee consists of Directors Ford, McKee, Boone and Ingold. The Compensation Committee evaluates the qualifications and performances of the Association's principal officers and determines the compensation and benefits to be paid to such individuals. This committee met one time during the fiscal year ended March 31, 1996.

     Other committees of the Association include the Senior Loan Approval Committee (responsible for internal loan and appraisal policies as well as Office of Thrift Supervision regulations), the Loan Collection Committee (responsible for implementing the Association's policies regarding repayment of obligations owed to the Association), the Asset/Liability Committee (responsible for developing programs and procedures for implementing the Board of Directors' formal policy on interest rate risk management), the Real Estate Owned ("REO") Committee (responsible for disposition of property owned by the Association), the Community Reinvestment Act ("CRA") Review Committee (responsible for formulating CRA policy and monitoring compliance), and the Data Processing Oversight and Review Committee.

DIRECTORS' COMPENSATION

     Members of the Company's Board of Directors also serve on the Board of Directors of the Association. Members of the Association's Board of Directors receive an annual fee of $6,000 plus $350 for each Board meeting attended. Non-officer directors receive $125 for each special Board meeting and each committee meeting attended. Mr. Ingold receives an additional annual fee of $2,400 for serving as Chairman of the Board of Directors of the

Association. Directors of the Company receive no additional compensation for service on the Company's Board of Directors.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation received by the Company's Chief Executive Officer and Executive Vice President for each of the three fiscal years ended March 31, 1996. All compensation is paid by the Association. No other executive officer of the Company or the Association received in excess of $100,000 in salary and bonus during the year ended March 31, 1996.

                                     Annual Compensation
                                     -------------------
Name and                                        Other Annual      All Other
Position              Year  Salary(1)   Bonus   Compensation(2)   Compensation
- --------------------  ----  ---------  -------  ---------------   ------------
Michael E. McKee      1996   104,600    15,250       --               --
 President and Chief  1995   100,875    14,000       --               --
 Executive Officer    1994    95,300     9,250       --               --

Collette E. Maxwell   1996    91,100    13,250       --               --
 Executive Vice       1995    88,050    12,000       --               --
 President            1994    83,075     5,500       --               --

- --------------------
(1) Salary for Mr. McKee and Ms. Maxwell includes directors' fees of $9,800, $9,000, and $7,800 for fiscal years 1996, 1995 and 1994, respectively.
(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

    Employment Agreements. In connection with the Association's conversion from a federal mutual savings and loan association to a federal capital stock savings and loan association, the Association entered into employment agreements with Michael E. McKee and Collette E. Maxwell. Such employment agreements have a term of three years. Additionally, on the anniversary of the commencement date of such agreement, the term of such agreement may be extended by the Board of Directors for an additional year, unless the individual notifies the Association of his or her intention to terminate the agreement. The agreements are terminable by the Association for "cause" (as defined in the agreements) at any time or in certain events specified by applicable regulations. The agreements also provide for a severance payment if employment is terminated following a "change of control." This payment, which will be made promptly after any "change in control," will be equal to
2.99 times the average annual compensation paid to each individual during the five years immediately preceding the "change in control." The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a "change in control" is deemed to have occurred under Office of Thrift Supervision regulations or a change in the composition of more than a majority of the Board of Directors of the Association. Under current provisions of the Internal Revenue Code of 1986, as amended, the Association would not be subject to any penalty tax on the payment under the agreements. Based upon the 1996 compensation levels for Mr. McKee and Mrs. Maxwell, the aggregate payment which would have been payable under the terms of the agreements had a change in control occurred in 1996 were $273,077 and $229,874, respectively. The agreements may have an antitakeover effect since such agreements would make an acquisition of the Company and the Association more costly for a potential acquiror.

    The Association has entered into a salary continuation agreement with Mr. McKee, effective March 16, 1994, which provides for the payment of $4,500 per month for a period of 180 months following Mr. McKee's termination of employment on or after the date he attains age 65. In the event of Mr.
McKee's earlier termination of employment, the vested portion of the salary continuation benefit would be payable to Mr. McKee over 180 months. Vesting under the agreement is determined as follows: 25% on the effective date of the agreement plus 2.5% for each six months of employment with the Association thereafter. In the event of Mr. McKee's termination of employment by reason of his death or disability, the agreement provides for the payment of his vested benefit, but not less than $2,500 per month, over 180 months.

    The Association has also entered into a salary continuation agreement with Mrs. Maxwell, effective March 16, 1994, which provides for the payment of $3,375 per month for a period of 180 months following Mrs. Maxwell's termination of employment on or after the date she attains age 65. In the event of Mrs. Maxwell's earlier termination of employment, the vested portion of the salary continuation benefit would be payable to Mrs. Maxwell over 180 months. Vesting under the agreement is determined as follows: 25% on the effective date of the agreement plus 2.0% for each six months of employment with the Association thereafter. In the event of Mrs. Maxwell's termination of employment by reason of her death or disability, the agreement provides for the payment of her vested benefit, but not less than $1,667 per month, over 180 months.

    The salary continuation agreements are unfunded and unsecured obligations of the Association. The discounted present value of vested benefits will be accrued as a liability by the Association.

    Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1996 and remaining unexercised at the end of the fiscal year, is presented for Mr. McKee and Mrs. Maxwell.

                                         Number of Securities            Value of Unexercised
                    Shares               Underlying Unexercised          In-the-Money Options
                  Acquired on  Value     Options                         at Fiscal Year End ($)
Name               Exercise    Realized  Exercisable   Unexercisable   Exercisable    Unexercisable
- ---------------   -----------  --------  -----------   -------------   -----------    -------------
Michael E. McKee       --        --         8,993           --            $89,930          --
Collette E. Maxwell    --        --         7,038           --             70,380          --

(1) The value of unexercised in-the-money options is calculated using a fair market value of $15.25 per share as of March 31, 1996, based on the last known open market trade on or before such date.

Certain Transactions with the Association

    Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to the Association's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during fiscal 1996 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with.

        PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has renewed the Company's arrangements with Deloitte & Touche LLP to be independent auditors for the fiscal year ending March 31, 1997, subject to ratification by the Company's stockholders. Although the appointment of independent auditors is not required to be approved by stockholders, the Board of Directors believes stockholders should participate in such selection through ratification. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP as independent auditors, the Board of Directors will reconsider its selection. A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    The ratification of the appointment of auditors must be approved by a majority of the votes cast by stockholders at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending March 31, 1997.

                          STOCKHOLDER PROPOSALS

    Proposal's of stockholders intended to be presented at the Company's annual meeting to be held in 1997 must be received by the Company no later than March 25, 1997 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    In addition, the Company's Certificate of Incorporation provides that in order for business to be brought before the Annual Meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

    The Company's Certificate of Incorporation provides that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of the Annual Meeting of shareholders; provided, however, that if less than thirty-one days' notice of the Annual Meeting is given to shareholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included pursuant to the Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and
(v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.
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                             OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                             MISCELLANEOUS

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Association may solicit proxies personally, by telecopier or by telephone, without additional compensation.

    The Company's Annual Report to Stockholders, including financial statements for the year ended March 31, 1996, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

    A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Big Sky Bancorp, Inc., 711 South First Street, Hamilton, Montana 59840.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Ernest M. Kwiatkowski
                                  --------------------------
                                  ERNEST M. KWIATKOWSKI
                                  CORPORATE SECRETARY

Hamilton, Montana
June 21, 1996

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
                           BIG SKY BANCORP, INC.


                      ANNUAL MEETING OF STOCKHOLDERS
                               July 23, 1996

    The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Big Sky Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 3600 Brooks Street, Missoula, Montana, on July 23, 1996, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof, as follows:

                                                             FOR    WITHHELD
I.  The election as directors of all nominees listed below   [  ]    [  ]
    (except as marked to the contrary below).

    Douglas N. Klein
    Kurt F. Ingold

    INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line below.

    ____________________________________________________

    ____________________________________________________


                                                     FOR    AGAINST    ABSTAIN
II. The ratification of the appointment of Deloitte
    & Touche LLP as independent auditors for the
    Company for the fiscal year ending               [  ]     [  ]      [  ]
    March 31, 1997.


The Board of Directors recommends a vote "FOR" the listed proposals.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE A NOMINEE LISTED ABOVE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

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
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this Proxy, of the Notice of the Annual Meeting of Stockholders, a Proxy Statement dated June 21, 1996 and the 1996 Annual Report to Stockholders.



Dated:____________________________________, 1996



_________________________         _________________________
PRINT NAME OF STOCKHOLDER         PRINT NAME OF STOCKHOLDER



________________________          ________________________
SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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